UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 31, 2023
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AKEBIA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 871-2098
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AKBA	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On October 31, 2023 (the “Fourth Amendment Effective Date”), Akebia Therapeutics, Inc. (the “Company”), BioPharma Credit PLC (the “Collateral Agent”), BPCR Limited Partnership (as a “Lender”) and BioPharma Credit Investments V (Master) LP (as a “Lender”) entered into the Fourth Amendment to Loan Agreement (the “Fourth Amendment”), which amends certain provisions of the Loan Agreement, dated November 11, 2019, as amended by the First Amendment and Waiver, dated February 18, 2022, the Second Amendment and Waiver, dated July 15, 2022 and the Third Amendment dated June 30, 2023, between the parties (as amended, the “Loan Agreement”). As of October 31, 2023, there was $35.0 million of principal outstanding under the Term Loans (as defined in the Loan Agreement).

The Fourth Amendment extends the maturity date of each Term Loan from November 11, 2024 to March 31, 2025 (the “New Maturity Date”). The Fourth Amendment also delays the payment of additional principal of each Term Loan until October 31, 2024, at which time the Company will make monthly payments of principal; provided that, if certain pre-specified events occur, the Company will (a) make payments of principal of such Term Loans commencing on the Payment Date (as defined in the Loan Agreement) immediately following the occurrence of such event and continuing on a quarterly basis on each Payment Date thereafter through the New Maturity Date and (b) repay, on a specified date on or after July 1, 2024, all unpaid principal that would have been due and payable during the period commencing on the Payment Date immediately following the Fourth Amendment Effective Date and ending on the Payment Date immediately following such date (including all accrued and unpaid interest thereon, if any), as if the Company had been required to make equal quarterly payments of principal of such Term Loans commencing on the Payment Date immediately following the Fourth Amendment Effective Date.

The Term Loans bear interest through maturity at a variable rate based upon the three-month Secured Overnight Financing Rate (“SOFR”) rate, plus a SOFR adjustment of 0.3%, plus 7.50%. Prior to the Fourth Amendment, the three-month SOFR rate was subject to a 3.35% cap (the “SOFR Cap”). The Fourth Amendment removed the SOFR Cap as of the Fourth Amendment Effective Date. The SOFR rate as of the Fourth Amendment Effective Date was 5.35%.

The foregoing description of the Fourth Amendment does not purport to be complete, and is qualified in its entirety by reference to the Fourth Amendment, a copy of which the Company expects to file with its Annual Report on Form 10-K for the year ending December 31, 2023.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

Date: November 2, 2023	By:	/s/ John P. Butler
Name: John P. Butler
Title: President and Chief Executive Officer